UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

DE	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 297-7000

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Masimo Corporation (“Masimo”) is furnishing an investor presentation, attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”), which Masimo intends to use from time to time in connection with its regular business activities, including in meetings with investors, in connection with participation in investor conferences and engagement with the media. The presentation is current as of June 20, 2024, and the Company disclaims any obligation to update this material in the future.

In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, including Exhibit 99.1 to this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K includes forward-looking statements as defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, estimates and projections of the financial impact of a potential separation of Masimo’s consumer business (the “Potential Separation”), Masimo’s expectation that the Potential Separation will maximize shareholder value or be the best path for success, Masimo’s plans to grow consumable and service revenue across all technology platforms, Masimo’s estimates and forecasts for its gross margin, R&D expenses, SG&A expenses and non-GAAP operating margin and Masimo’s long-term revenue growth, operating margin and earnings per share estimates and targets. These forward-looking statements are based on current expectations about future events affecting Masimo and are subject to significant risks and uncertainties and changes in circumstances that could cause Masimo’s actual results to differ materially from the forward-looking statements. Such risks and uncertainties include, but are not limited to, the risk that a Potential Separation transaction may not be entered into or completed in a timely manner or at all; the risk that the structure of any Potential Separation may differ materially from what is presented and estimated in Exhibit 99.1 to this Form 8-K; the failure to receive, on a timely basis or otherwise, any required approvals of a Potential Separation transaction by the Board and/or regulatory authorities; the effect of the announcement or pendency of a Potential Separation transaction on Masimo’s ability to attract, motivate or retain key executives and employees or Masimo’s ability to maintain relationships with its business counterparties; the effect that any Potential Separation may have on Masimo’s stock price, operating results and business generally; risks related to a Potential Separation transaction diverting management’s attention from Masimo’s ongoing business operations; the amount of costs, fees and expenses related to a Potential Separation transaction; the risk that a Potential Separation transaction will not achieve its intended benefits; risks relating to evolving legal, regulatory and tax regimes; changes in general economic and/or industry-specific conditions; actions by third parties, including government agencies; as well as other factors and risks discussed in the “Risk Factors” section of Masimo’s most recent reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although Masimo believes that the expectations reflected in its forward-looking statements are reasonable, Masimo does not know whether its expectations will prove correct. All forward-looking statements included in this Form 8-K are expressly qualified in their entirety by the foregoing cautionary statements, as well as the cautionary statements discussed in Exhibit 99.1 to this Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. Masimo does not undertake any obligation to update, amend or clarify these statements or the “Risk Factors” contained in its most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) The following items are furnished as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
99.1	Investor Presentation, June 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: June 20, 2024	By:	/s/ Micah Young
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

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